EXHIBIT 99.1

FIRST AMENDMENT TO AMENDED AND

RESTATED CREDIT AND SECURITY

AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of May 18, 2020, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”),  (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Lender”), FLEXPOINT MCLS HOLDINGS, LLC, a Delaware limited liability company, MIDCAP FUNDING XIII TRUST, a Delaware statutory trust, ELM 2018-2 TRUST, a Delaware statutory trust, and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, each as a Term Loan Lender (in such capacity and together its successors and assigns, “MidCap Term Loan Lender”, and together with MidCap Lender, “MidCap”) and each other Lender listed on Schedule 1 attached hereto and the other financial institutions party hereto from time to time (each, a “Lender” and collectively, the “Lenders”), and (c) FLEXION THERAPEUTICS, INC., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of August 2, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower (on behalf of itself and the other Credit Parties) to Agent and Lenders under the Credit Agreement and the other Loan Documents, are unconditionally owing by Borrower (on behalf of itself and the other Credit Parties) to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.Description in Change of Terms.

A.Modifications to Credit Agreement

1.	The Credit Agreement shall be amended by deleting the following, appearing in Section 2.2(a) thereof:

“(a)Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Lenders with Revolving Line Commitments (“Revolving Line Lenders”), severally and not jointly, may, in their good faith business discretion, make Advances according to each Revolving Line Lender’s Applicable Commitment as set forth on Schedule 1 hereto, not exceeding the Availability Amount.  Notwithstanding the foregoing, prior to the occurrence of the Initial Audit, the Availability Amount shall not exceed Ten Million Dollars ($10,000,000.00).  Borrower shall not request, and the Revolving Line Lenders shall have no obligation to make, any Advances prior to January 1, 2020.  Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.”

and inserting in lieu thereof the following:

“(a)Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Lenders with Revolving Line Commitments (“Revolving Line Lenders”), severally and not jointly, may, in their good faith business discretion, make Advances according to each Revolving Line Lender’s Applicable Commitment as set forth on Schedule 1 hereto, not exceeding the Availability Amount.  Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.”

2.	The Credit Agreement shall be amended by deleting the following, appearing as Section 2.3 thereof:

“2.3Term Loan Advance.

(a)Availability.  Subject to the terms and conditions of this Agreement, upon Borrower’s request, the Lenders with Term Loan Commitments (“Term Loan Lenders”), severally and not jointly, shall make one (1) term loan advance to Borrower on or about the Closing Date in an original principal amount of Forty Million Dollars ($40,000,000.00) according to each Term Loan Lender’s Applicable Commitment as set forth on Schedule 1 hereto (the “Term Loan Advance”), provided that all or a portion of the proceeds of the Term Loan Advance shall be used to repay in full all of Borrower’s obligations and liabilities under the Prior Loan Agreement (including without limitation, the “Applicable Prepayment Fee” as defined in the Prior Agreement and the “Exit Fee” as defined in the “Fee Letter” referred to in the Prior Agreement) (the “Prior Obligation”).  Borrower hereby authorizes Agent to apply such proceeds to the Prior Obligation as part of the funding process without actually depositing such funds in an account of Borrower. After repayment, the Term Loan Advance (or any portion thereof) may not be reborrowed.

(b)Interest Payments. With respect to the Term Loan Advance, commencing on the first (1st) Payment Date following the Funding Date of the Term Loan Advance and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest to Agent, for the account of the Lenders, in arrears, on the principal amount of the Term Loan Advance, at the rate set forth in Section 2.4(a).

(c)Repayment of the Term Loan Advances.  Commencing on February 1, 2021, and continuing on each Payment Date thereafter, Borrower shall repay the aggregate outstanding Term Loan Advance to Agent, for the account of the Lenders, in (i) thirty-six (36) consecutive equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.4(a).  All outstanding principal and accrued and unpaid interest with respect to the Term Loan Advance, and all other outstanding Obligations under the Term Loan Advance, are due and payable in full on the Term Loan Maturity Date.

(d)Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the Term Loan Advance advanced by the Term Loan Lenders under this Agreement, provided Borrower (i) delivers written notice to Agent and each Term Loan Lender of its election to prepay the Term Loan Advance at least fifteen (15) days prior to such prepayment, and (ii) pays to Agent, for the account of each Term Loan Lender, as applicable, on the date of such prepayment (A) the outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (B) the Prepayment Premium, (C) the Final Payment and (D) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(e)Mandatory Prepayment Upon an Acceleration.  If the Term Loan Advance is accelerated by Agent pursuant to Section 10.2 hereof (or to the extent otherwise automatically accelerated pursuant to Section 10.2 hereof following an Event of Default pursuant to Section 10.1(e)), following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent and each Term Loan Lender, as applicable, for the account of the Lenders in accordance with its respective Pro Rata Share, an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances,  (ii) the Prepayment Premium, (iii) the Final Payment and (iv) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

and inserting in lieu thereof the following:

“2.3Term Loan Advances

(a)Availability.  Subject to the terms and conditions of this Agreement, upon Borrower’s request, the Lenders with Term Loan Commitments (“Term Loan Lenders”), severally and not jointly, shall make one (1) term loan advance to Borrower on or about the Closing Date in an original principal amount of Forty Million Dollars ($40,000,000.00) according to each Term Loan Lender’s Applicable Commitment as set forth on Schedule 1 hereto (the “Term A Loan Advance”), provided that all or a portion of the proceeds of the Term A Loan

Advance shall be used to repay in full all of Borrower’s obligations and liabilities under the Prior Loan Agreement (including without limitation, the “Applicable Prepayment Fee” as defined in the Prior Agreement and the “Exit Fee” as defined in the “Fee Letter” referred to in the Prior Agreement) (the “Prior Obligation”).  Borrower hereby authorizes Agent to apply such proceeds to the Prior Obligation as part of the funding process without actually depositing such funds in an account of Borrower.  Subject to the terms and conditions of this Agreement, Borrower shall be required to request that the Term Loan Lenders, severally and not jointly, make one (1) term loan advance to Borrower on or about the First Amendment Effective Date in original principal amount of Fifteen Million Dollars ($15,000,000.00) according to each Term Loan Lender’s Applicable Commitment as set forth on Schedule 1 hereto (the “Term B Loan Advance”); and Borrower shall be required to use all of the proceeds of the Term B Loan Advance solely to repay the outstanding obligations and liabilities of Borrower under the Revolving Line (the “Required Pay-Down”) on the First Amendment Effective Date.  Borrower hereby authorizes Agent to apply the proceeds of  the Required Pay-Down as part of the funding process without actually depositing such funds in an account of Borrower.  In addition to the foregoing, Term Loan Lenders may make the Term B Loan Advance referenced herein without instructions from Borrower, if Borrower fails to request such Term B Loan Advance on or prior to the First Amendment Effective Date.  The Term A Loan Advance and the Term B Loan Advance are each hereinafter referred to singly as a “Term Loan Advance” and collectively as the “Term Loan Advances”.  After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.

(b) Interest Payments. With respect to the Term Loan Advances, commencing on the first (1st) Payment Date following the Funding Date of the applicable Term Loan Advance and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest to Agent, for the account of the Lenders, in arrears, on the principal amount of each Term Loan Advance, at the rate set forth in Section 2.4(a).

(c)Repayment of the Term Loan Advances.  Commencing on February 1, 2021, and continuing on each Payment Date thereafter, Borrower shall repay the aggregate outstanding Term Loan Advances to Agent, for the account of the Lenders, in (i) thirty-six (36) consecutive equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.4(a).  All outstanding principal and accrued and unpaid interest with respect to the Term Loan Advances, and all other outstanding Obligations under the Term Loan Advances, are due and payable in full on the Term Loan Maturity Date.

(d)Permitted Prepayment. Borrower shall have the option to prepay all, but not less than all, of the Term Loan Advances advanced by the Term Loan Lenders under this Agreement, provided Borrower (i) delivers written notice to Agent and each Term Loan Lender of its election to prepay the Term Loan Advances at least fifteen (15) days prior to such prepayment, and (ii) pays to Agent, for the account of each Term Loan Lender, as applicable, on the date of such prepayment (A) the outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (B) the Prepayment Premium, (C) the Final Payment and (D) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(e)Mandatory Prepayment Upon an Acceleration.  If the Term Loan Advances is accelerated by Agent pursuant to Section 10.2 hereof (or to the extent otherwise automatically accelerated pursuant to Section 10.2 hereof following an Event of Default pursuant to Section 10.1(e)), following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent and each Term Loan Lender, as applicable, for the account of the Lenders in accordance with its respective Pro Rata Share, an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances,  (ii) the Prepayment Premium, (iii) the Final Payment and (iv) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

3.	The Credit Agreement shall be amended by deleting the following, appearing as Section 2.4(a)(ii) thereof:

“(ii)Term Loan Advance.  Subject to Section 2.4(b), the principal amount outstanding under the Term Loan Advance shall accrue interest at a floating per annum rate equal to the greater of (A) six and one half of one percent (6.50%) and (B) one and one-half of one percent (1.50%) above the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.”

and inserting in lieu thereof the following:

“(ii)Term Loan Advances.  Subject to Section 2.4(b), the principal amount outstanding under each Term Loan Advance shall accrue interest at a floating per annum rate equal to the greater of (A) six and one half of one percent (6.50%) and (B) one and one-half of one percent (1.50%) above the Prime Rate, which interest, in each case, shall be payable monthly in accordance with Section 2.4(e) below.”

4.	The Credit Agreement is amended by deleting the following, appearing as Section 3.3(b) thereof:

“(b)Term Loan Advance.  Subject to the prior satisfaction of all other applicable conditions to the making of the Term Loan Advance set forth in this Agreement, to obtain the Term Loan Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Eastern time at least five (5) Business Days before the proposed Funding Date (with the exception of the Term Loan Advance that shall be made on the Closing Date, which shall be one (1) Business Day before the proposed Funding Date) of the Term Loan Advance.  Together with any such electronic or facsimile notification, Borrower shall deliver to Agent by electronic mail or facsimile a completed Disbursement Letter (and Payment Advance Request Form) executed by an Authorized Signer.  Agent may rely on any telephone notice given by a person whom Agent believes is an Authorized Signer.  On the Funding Date, Agent shall credit the Term Loan Advance to the Designated Deposit Account.  Agent may make the Term Loan Advance under this Agreement based on instructions from an Authorized Signer or without instructions if the Term Loan Advance is necessary to meet Obligations which have become due.”

and inserting in lieu thereof the following:

“(b)Term Loan Advances.  Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advances set forth in this Agreement, to obtain a Term Loan Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Eastern time at least five (5) Business Days before the proposed Funding Date (with the exception of the Term B Loan Advance that shall be made on the First Amendment Effective Date, which shall be one (1) Business Day before the proposed Funding Date) of the Term Loan Advance.  Together with any such electronic or facsimile notification, Borrower shall deliver to Agent by electronic mail or facsimile a completed Disbursement Letter (and Payment Advance Request Form) executed by an Authorized Signer.  Agent may rely on any telephone notice given by a person whom Agent believes is an Authorized Signer.  On the Funding Date, Agent shall credit each Term Loan Advance to the Designated Deposit Account.  Agent may make a Term Loan Advance under this Agreement based on instructions from an Authorized Signer or without instructions if such Term Loan Advance is necessary to meet Obligations which have become due.”

5.	The Credit Agreement shall be amended by deleting the following first sentence of Section 6.6(a) thereof:

“Borrower shall, and shall cause each Credit Party to, maintain all of its operating and other deposit accounts, the Cash Collateral Account and securities/investment accounts with SVB and SVB’s Affiliates.”

and inserting in lieu the following:

“Borrower shall, and shall cause each Credit Party to, maintain all of its operating accounts, the Cash Collateral Account and excess cash with SVB and SVB’s Affiliates.

6.	The Credit Agreement shall be amended by deleting the following, appearing as Section 6.13 thereof:

“6.13Minimum Revenue.  Borrower shall maintain minimum Revenue (measured as of the last day of the last month of each testing period below) in at least the amount set forth for the corresponding measuring periods in the table below.  Notwithstanding the foregoing, minimum Revenue will not be tested for any month in which a Streamline Period is in effect for the entirety of such month.

Trailing 12 Month Period Ending (except as noted below)	Minimum Revenue

Trailing 9 month period ending September 30, 2019	73% of Borrower’s projected trailing 9 month Revenue for the period ended September 30, 2019 as set forth in the Operating Budget
Trailing 10 month period ending October 31, 2019	73% of Borrower’s projected trailing 10 month Revenue for the period ended October 31, 2019 as set forth in the Operating Budget
Trailing 11 month period ending November 30, 2019	73% of Borrower’s projected trailing 11 month Revenue for the period ended November 30, 2019 as set forth in the Operating Budget
December 31, 2019	73% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2019 as set forth in the Operating Budget
January 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended January 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended January 31, 2020

February 29, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended February 29, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended February 29, 2020

March 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended March 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended March 31, 2020

April 30, 2020

Greater of (i) 69% of Borrower’s projected trailing 12 month Revenue for the period ended April 30, 2020 as set forth in the Operating Budget and (ii) 69% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended April 30, 2020

May 31, 2020

Greater of (i) 65% of Borrower’s projected trailing 12 month Revenue for the period ended May 31, 2020 as set forth in the Operating Budget and (ii) 65% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended May 31, 2020

June 30, 2020

Greater of (i) 61% of Borrower’s projected trailing 12 month Revenue for the period ended June 30, 2020 as set forth in the Operating Budget and (ii) 61% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended June 30, 2020

July 31, 2020

Greater of (i) 58% of Borrower’s projected trailing 12 month Revenue for the period ended July 31, 2020 as set forth in the Operating Budget and (ii) 58% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended July 31, 2020

August 31, 2020

Greater of (i) 55% of Borrower’s projected trailing 12 month Revenue for the period ended August 31, 2020 as set forth in the Operating Budget and (ii) 55% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended August 31, 2020

September 30, 2020

Greater of (i) 52% of Borrower’s projected trailing 12 month Revenue for the period ended September 30, 2020 as set forth in the Operating Budget and (ii) 52% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended September 30, 2020

October 31, 2020

Greater of (i) 49% of Borrower’s projected trailing 12 month Revenue for the period ended October 31, 2020 as set forth in the Operating Budget and (ii) 49% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended October 31, 2020

November 30, 2020

Greater of (i) 46% of Borrower’s projected trailing 12 month Revenue for the period ended November 30, 2020 as set forth in the Operating Budget and (ii) 46% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended November 30, 2020

December 31, 2020

Greater of (i) 43% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2020 as set forth in the Operating Budget and (ii) 43% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended December 31, 2020

January 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended January 31, 2021

February 28, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 29, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended February 28, 2021

March 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended March 31, 2021

April 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended April 30, 2021

May 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended May 31, 2021

June 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended June 30, 2021

July 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended July 31, 2021

August 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended August 31, 2021

September 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended September 30, 2021

October 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended October 31, 2021

November 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended November 30, 2021

December 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended December 31, 2021

January 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended January 31, 2022

February 28, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended February 28, 2022

March 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended March 31, 2022

April 30, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended April 30, 2022

May 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended May 31, 2022

June 30, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended June 30, 2022

July 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended July 31, 2022

August 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended August 31, 2022

September 30, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended September 30, 2022

October 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended October 31, 2022

November 30, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended November 30, 2022

December 31, 2022

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2021 and (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended December 31, 2022

January 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended January 31, 2023

February 28, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended February 28, 2023

March 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended March 31, 2023

April 30, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended April 30, 2023

May 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended May 31, 2023

June 30, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended June 30, 2023

July 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended July 31, 2023

August 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended August 31, 2023

September 30, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended September 30, 2023

October 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended October 31, 2023

November 30, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended November 30, 2023

December 31, 2023

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2022 and (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended December 31, 2023 and inserting in lieu thereof the following:

6.13Minimum Revenue.  Borrower shall maintain minimum Revenue (measured as of the last day of the last month of each testing period below) in at least the amount set forth for the corresponding measuring periods in the table below.  Notwithstanding the foregoing, minimum Revenue will not be tested for any month in which a Streamline Period is in effect for the entirety of such month.

Trailing 12 Month Period Ending (except as noted below)	Minimum Revenue
Trailing 9 month period ending September 30, 2019	73% of Borrower’s projected trailing 9 month Revenue for the period ended September 30, 2019 as set forth in the Operating Budget

Trailing 10 month period ending October 31, 2019	73% of Borrower’s projected trailing 10 month Revenue for the period ended October 31, 2019 as set forth in the Operating Budget
Trailing 11 month period ending November 30, 2019	73% of Borrower’s projected trailing 11 month Revenue for the period ended November 30, 2019 as set forth in the Operating Budget
December 31, 2019	73% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2019 as set forth in the Operating Budget
January 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended January 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended January 31, 2020

February 29, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended February 29, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended February 29, 2020

March 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended March 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended March 31, 2020

April 30, 2020

Greater of (i) 69% of Borrower’s projected trailing 12 month Revenue for the period ended April 30, 2020 as set forth in the Operating Budget and (ii) 69% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended April 30, 2020

May 31, 2020

Greater of (i) 65% of Borrower’s projected trailing 12 month Revenue for the period ended May 31, 2020 as set forth in the Operating Budget and (ii) 65% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended May 31, 2020

June 30, 2020

Greater of (i) 61% of Borrower’s projected trailing 12 month Revenue for the period ended June 30, 2020 as set forth in the Operating Budget and (ii) 61% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended June 30, 2020

July 31, 2020

Greater of (i) 58% of Borrower’s projected trailing 12 month Revenue for the period ended July 31, 2020 as set forth in the Operating Budget and (ii) 58% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended July 31, 2020

August 31, 2020

Greater of (i) 55% of Borrower’s projected trailing 12 month Revenue for the period ended August 31, 2020 as set forth in the Operating Budget and (ii) 55% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended August 31, 2020

September 30, 2020

Greater of (i) 52% of Borrower’s projected trailing 12 month Revenue for the period ended September 30, 2020 as set forth in the Operating Budget and (ii) 52% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended September 30, 2020

October 31, 2020

Greater of (i) 49% of Borrower’s projected trailing 12 month Revenue for the period ended October 31, 2020 as set forth in the Operating Budget and (ii) 49% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended October 31, 2020

November 30, 2020

Greater of (i) 46% of Borrower’s projected trailing 12 month Revenue for the period ended November 30, 2020 as set forth in the Operating Budget and (ii) 46% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended November 30, 2020

December 31, 2020

Greater of (i) 43% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2020 as set forth in the Operating Budget and (ii) 43% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended December 31, 2020

January 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31,

2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended January 31, 2021

February 28, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 29, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended February 28, 2021

March 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended March 31, 2021

April 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended April 30, 2021

May 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended May 31, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2020, (ii) 43% of the projected

Revenue in the 2021 Board approved plan for the 12 month period ended June 30, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

July 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended July 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

August 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended August 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

September 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended September 30, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

October 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended October 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

November 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended November 30, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

December 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended December 31, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

January 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended January 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

February 28, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended February 28, 2022, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

March 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended March 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

April 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended April 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

May 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended May 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended June 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

July 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended July 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

August 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended August 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

September 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended September 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

October 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended October 31, 2022, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

November 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended November 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

December 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended December 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

January 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended January 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

February 28, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended February 28, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

March 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended March 31, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

April 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2022,  (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended April 30, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

May 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2022, (ii) 43% of the projected

Revenue in the 2023 Board approved plan for the 12 month period ended May 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended June 30, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

July 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended July 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

August 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended August 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

September 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended September 30, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

October 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended October 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

November 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended November 30, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

December 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended December 31, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

7.	The Credit Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

““First Amendment Effective Date” means May 18, 2020.”

““Term A Loan Advance” has the meaning given it in Section 2.3(a).”

““Term B Loan Advance” has the meaning given it in Section 2.3(a).”

8.	The Credit Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances; provided that prior to the occurrence of the Initial Audit, the Availability Amount shall not exceed Ten Million Dollars ($10,000,000.00).”

““Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) equal to the original principal amount of the Term Loan Advance extended by the Lenders to Borrower hereunder multiplied by four and three-quarters of one percent (4.75%) due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the repayment of the Term Loan Advance, (c) as required pursuant to Section 2.3(d) or 2.3(e), or (d) the termination of this Agreement.

““Liquidity” is the aggregate amount of unrestricted and unencumbered cash and cash equivalents of Borrower maintained with SVB that are subject to a first priority perfected lien in favor of Agent on behalf of Lenders.”

““Payment Date” means (a) with respect to Advances, the last calendar day of each calendar month, and (b) with respect to the Term Loan Advance, the first calendar day of each calendar month.”

““Prepayment Premium” shall be an additional fee, payable to Agent, for the ratable benefit of the Lenders based on their Pro Rata Share, with respect to the Term Loan Advance, in an amount equal to:

(a)for a prepayment of the Term Loan Advance made on or prior to the first (1st) anniversary of the Closing Date, three percent (3.0%) of the then outstanding principal amount of the Term Loan Advance immediately prior to the date of such prepayment;

(b)for a prepayment of the Term Loan Advance made after the first (1st) anniversary of the Closing Date, but on or prior to the second (2nd) anniversary of the Closing Date, two percent (2.0%) of the then outstanding principal amount of the Term Loan Advance immediately prior to the date of such prepayment;

(c)for a prepayment of the Term Loan Advance made after the second (2nd) anniversary of the Closing Date, but on or prior to the third (3rd) anniversary of the Closing Date, one percent (1.0%) of the then outstanding principal amount of the Term Loan Advance immediately prior to the date of such prepayment; and

(d)for a prepayment of the Term Loan Advance made after the third (3rd) anniversary of the Closing Date, but prior to the Term Loan Maturity Date, zero percent (0.0%) of the then outstanding principal amount of the Term Loan Advance immediately prior to the date of such prepayment.”

““Revolving Line” is the aggregate principal amount equal to Twenty Million Dollars ($20,000,000.00).

““Term Loan Advance” has the meaning given it in Section 2.3(a).”

and inserting in lieu thereof the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.”

““Liquidity” is the aggregate amount of unrestricted and unencumbered cash and cash equivalents (including marketable securities) of Borrower maintained with SVB that are subject to a first priority perfected lien in favor of Agent on behalf of Lenders, plus Eligible Accounts.”

““Final Payment” is a payment (in addition to and not in substitution for the regular monthly payments of principal plus accrued interest) equal to the original principal amount of the Term Loan Advances extended by Lenders to Borrower hereunder multiplied by six and three-quarters of one percent (6.75%) due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the repayment of the Term Loan Advance, (c) as required pursuant to Section 2.3(d) or 2.3(e), or (d) the termination of this Agreement.”

““Payment Date” means (a) with respect to Advances, the last calendar day of each calendar month, and (b) with respect to the Term Loan Advances, the first calendar day of each calendar month.

““Prepayment Premium” shall be an additional fee, payable to Agent, for the ratable benefit of the Lenders based on their Pro Rata Share, with respect to the Term Loan Advances, in an amount equal to:

(a)for a prepayment of the Term Loan Advances made on or prior to the first (1st) anniversary of the Closing Date, three percent (3.0%) of the then outstanding principal amount of the Term Loan Advances immediately prior to the date of such prepayment;

(b)for a prepayment of the Term Loan Advances made after the first (1st) anniversary of the Closing Date, but on or prior to the second

(2nd) anniversary of the Closing Date, two percent (2.0%) of the then outstanding principal amount of the Term Loan Advances immediately prior to the date of such prepayment;

(c)for a prepayment of the Term Loan Advances made after the second (2nd) anniversary of the Closing Date, but on or prior to the third (3rd) anniversary of the Closing Date, one percent (1.0%) of the then outstanding principal amount of the Term Loan Advances immediately prior to the date of such prepayment; and

(d)for a prepayment of the Term Loan Advances made after the third (3rd) anniversary of the Closing Date, but prior to the Term Loan Maturity Date, zero percent (0.0%) of the then outstanding principal amount of the Term Loan Advances immediately prior to the date of such prepayment.

““Revolving Line” is the aggregate principal amount equal to Five Million Dollars ($5,000,000.00).

““Term Loan Advance” or “Term Loan Advances” has the meaning given it in Section 2.3(a).

9.	Schedule 1 (Credit Facility Schedule) appearing as Schedule 1 to the Credit Agreement is hereby deleted and replaced with the Schedule 1 (Credit Facility Schedule) attached as Exhibit A hereto.
10.	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby deleted and replaced with the Compliance Certificate attached as Exhibit B hereto.

3.No Other Amendments. Except for the amendments set forth and referred to in Sections 2 above, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirm all of its obligations under the Credit Agreement and the other Loan Documents as amended by this Agreement. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

4.Representations and Warranties. To induce Agent and Lenders to enter into this Agreement, Borrower hereby warrants, represents and covenants to Agent and Lenders that (i) each representation or warranty of each Credit Party set forth in the Credit Agreement and other Loan Documents are hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) each Credit Party has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

5.No Defense of Borrower.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Agent and Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent and Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and Lenders from any liability thereunder.

6.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Borrower dated as of August 2, 2019, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Agent and Lenders in such Perfection Certificate have not changed, as of the date hereof, except for previously delivered updates to the Patent and Trademark Schedule provided to Agent pursuant to Section 6.2 of the Credit Agreement.

7.Ratification of Pledge Agreement.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Pledge Agreement dated as of August 2, 2019 between Borrower and Agent, and acknowledges, confirms and agrees that said Pledge Agreement shall remain in full force and effect.

8.Electronic Execution of Documents.  The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

9.Severability of Provisions. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.Counterparts. This Agreement may be executed in multiple counterparts and all of which when taken together shall constitute one and the same instrument.

11.GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

12.Entire Agreement. The Credit Agreement and the other Loan Documents  as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

13.No Strict Construction, Etc. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Time is of the essence for this Agreement.

14.Costs and Expenses. Borrower absolutely and unconditionally agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Loan Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Closing Date.

BORROWER:
FLEXION THERAPEUTICS, INC.
By	/s/ David Arkowitz
Name:	David Arkowitz
Title:	Chief Financial Officer

AGENT:
SILICON VALLEY BANK, as Agent
By	/s/ Lauren Cole
Name:	Lauren Cole
Title:	Director
LENDERS:
SILICON VALLEY BANK
By	/s/ Lauren Cole
Name:	Lauren Cole
Title:	Director
FLEXPOINT MCLS HOLDINGS LLC
By	/s/ Daniel Edelman
Name:	Daniel Edelman
Title:	Vice President

MIDCAP FINANCIAL TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner
By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory
MIDCAP FUNDING XIII TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner
By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory
MIDCAP FUNDING IV TRUST
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner
By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem
Title:	Authorized Signatory
ELM 2018-2 TRUST
By: MidCap Financial Services Capital
Management, LLC, as Servicer
By:	/s/ John O’Dea
Name:	John O’Dea
Title:	Authorized Signatory

EXHIBIT A

Schedule 1

Credit Facility Schedule

Revolving Line

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$2,500,000.00	50.0%
MidCap Funding IV Trust	$2,500,000.00	50.0%
TOTAL	$5,000,000.00	100.0000%

Term A Loan Advance

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$20,000,000.00	50.0%
MidCap Funding XIII Trust	$9,000,000.00	22.5%
Elm 2018-2 Trust	$10,000,000.00	25.0%
Flexpoint MCLS Holdings LLC	$1,000,000.00	2.50%
TOTAL	$40,000,000.00	100.0000%

Term B Loan Advance

Lender	Applicable Commitment	Applicable Commitment Percentage
Silicon Valley Bank	$7,500,000.00	50.0%
MidCap Financial Trust	$1,500,000.00	10.0%
MidCap Funding XIII Trust	$6,000,000.00	40.0%
TOTAL	$15,000,000.00	100.0000%

EXHIBIT B

EXHIBIT B

COMPLIANCE

CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent, and the Lenders Date: ___________________________
FROM:	FLEXION THERAPEUTICS, INC.

The undersigned authorized officer of FLEXION THERAPEUTICS, INC. (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Credit and Security Agreement among Borrower, SVB, as Agent and Lender and the other Lenders from time to time party thereto (the “Loan Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.6 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificates	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 30 days	Yes No
Deferred Revenue report	Monthly within 30 days	Yes No
Sell through reports	Monthly within 30 days	Yes No
Borrowing Base Reports	Monthly within 7 days	Yes No
Board approved projections	FYE within 90 days and as amended/updated	Yes No

The following Material Intellectual Property was registered after the Closing Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Minimum Revenue	See Schedule 1	$________	Yes No

Streamline Period	Required	Actual	Complies
Maintain:
Liquidity	≥ $80,000,000.00	$_________	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

FLEXION THERAPEUTICS, INC.	AGENT USE ONLY
Received by:
By:		AUTHORIZED SIGNER
Name:
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:
	Compliance Status:	Yes	No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:____________________

I.Minimum Revenue (Section 6.13)

Required:See chart below

Trailing 12 Month Period Ending (except as noted below)	Minimum Revenue
Trailing 9 month period ending September 30, 2019	73% of Borrower’s projected trailing 9 month Revenue for the period ended September 30, 2019 as set forth in the Operating Budget
Trailing 10 month period ending October 31, 2019	73% of Borrower’s projected trailing 10 month Revenue for the period ended October 31, 2019 as set forth in the Operating Budget
Trailing 11 month period ending November 30, 2019	73% of Borrower’s projected trailing 11 month Revenue for the period ended November 30, 2019 as set forth in the Operating Budget
December 31, 2019	73% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2019 as set forth in the Operating Budget
January 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended January 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended January 31, 2020

February 29, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended February 29, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended February 29, 2020

March 31, 2020

Greater of (i) 73% of Borrower’s projected trailing 12 month Revenue for the period ended March 31, 2020 as set forth in the Operating Budget and (ii) 73% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended March 31, 2020

April 30, 2020

Greater of (i) 69% of Borrower’s projected trailing 12 month Revenue for the period ended April 30, 2020 as set forth in the Operating Budget and (ii) 69% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended April 30, 2020

May 31, 2020

Greater of (i) 65% of Borrower’s projected trailing 12 month Revenue for the period ended May 31, 2020 as set forth in the Operating Budget and (ii) 65% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended May 31, 2020

June 30, 2020

Greater of (i) 61% of Borrower’s projected trailing 12 month Revenue for the period ended June 30, 2020 as set forth in the Operating Budget and (ii)

61% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended June 30, 2020

July 31, 2020

Greater of (i) 58% of Borrower’s projected trailing 12 month Revenue for the period ended July 31, 2020 as set forth in the Operating Budget and (ii) 58% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended July 31, 2020

August 31, 2020

Greater of (i) 55% of Borrower’s projected trailing 12 month Revenue for the period ended August 31, 2020 as set forth in the Operating Budget and (ii) 55% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended August 31, 2020

September 30, 2020

Greater of (i) 52% of Borrower’s projected trailing 12 month Revenue for the period ended September 30, 2020 as set forth in the Operating Budget and (ii) 52% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended September 30, 2020

October 31, 2020

Greater of (i) 49% of Borrower’s projected trailing 12 month Revenue for the period ended October 31, 2020 as set forth in the Operating Budget and (ii) 49% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended October 31, 2020

November 30, 2020

Greater of (i) 46% of Borrower’s projected trailing 12 month Revenue for the period ended November 30, 2020 as set forth in the Operating Budget and (ii) 46% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended November 30, 2020

December 31, 2020

Greater of (i) 43% of Borrower’s projected trailing 12 month Revenue for the period ended December 31, 2020 as set forth in the Operating Budget and (ii) 43% of the projected Revenue in the 2020 Board approved plan for the 12 month period ended December 31, 2020

January 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended January 31, 2021

February 28, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 29, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended February 28, 2021

March 31, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended March 31, 2021

April 30, 2021

Greater of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2020 and (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended April 30, 2021

May 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended May 31, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended June 30, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

July 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended July 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

August 31, 2021

Greatest of (i) 105% Borrower’s trailing 12

month Revenue for the period ended August 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended August 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

September 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended September 30, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

October 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended October 31, 2021, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

November 30, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended November 30, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

December 31, 2021

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2020, (ii) 43% of the projected Revenue in the 2021 Board approved plan for the 12 month period ended December 31, 2021, and (iii) 100% of the required minimum Revenue for the immediately preceding month

January 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended January 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

February 28, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended February 28, 2022, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

March 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended March 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

April 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended April 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

May 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended May 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended June 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

July 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended July 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

August 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended August 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

September 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended September 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

October 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended October 31, 2022, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

November 30, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended November 30, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

December 31, 2022

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2021, (ii) 43% of the projected Revenue in the 2022 Board approved plan for the 12 month period ended December 31, 2022, and (iii) 100% of the required minimum Revenue for the immediately preceding month

January 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended January 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended January 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

February 28, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended February 28, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended February 28, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

March 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended March 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended March 31, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

April 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended April 30, 2022,  (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended April 30, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

May 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended May 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended May 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

June 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended June 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended June 30, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

July 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended July 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended July 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

August 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended August 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended August 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

September 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended September 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended September 30, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

October 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended October 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended October 31, 2023, and (iii) 100% of the required minimum Revenue for the immediately preceding month

November 30, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended November 30, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended November 30, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month

December 31, 2023

Greatest of (i) 105% Borrower’s trailing 12 month Revenue for the period ended December 31, 2022, (ii) 43% of the projected Revenue in the 2023 Board approved plan for the 12 month period ended December 31, 2023, and (iii) 100% of the required minimum Revenue  for the immediately preceding month